Exhibit 99.1

Questions                                                  CAMBRIDGE PLACE
For                                                        INVESTMENT MANAGEMENT
SABR 05-HE1

Date:            11/17/2005
From:            Lesley McAdams




Structure, Enhancement, Etc.
----------------------------

What are the names and contact numbers for the rating agency analysts?


        S&P                       Moodys                         Fitch
    Lacey Bigos                 Jason Shi                       Wen Hsu
      438-3126                 201.915.8795                     908-0633
Lacey_Bigos@sandp.com     shuisheng.shi@moodys.com      wen.hsu@fitchratings.com
---------------------     ------------------------      ------------------------


What are the rating agency expected loss levels (single B enhancement level)?



Base Case Loss:            S&P          Moody's            Fitch
           B/B2/B         6.00%          5.10%            4.00%




Collateral Characteristics (Whole Pool)
---------------------------------------

What is the average DTI for the pool? 40.97%

What is the DTI distribution for the pool? Attached

What is the average DTI for each 50 point FICO bucket? Attached

Can we be provided with a complete term sheet for the I/O loans? Attached

What is the distribution of I/O terms? Attached

What % of the total loans have a simultaneous second lien? 50.87% What is the LTV distribution and average DTI for these loans? Attached

 What % of these seconds are included in the deal, and what % are silent? 6.62% second liens in the pool. And 50.87% are silent seconds.

What % of the I/O loans have a simultaneous second lien? What is the LTV distribution and average DTI for these loans? What % of these seconds are included in the deal, and what % are silent? See attached IO & Silent Second Strats

--------------------------------------------------------------------------------
                                                                    Adam McGowan

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-todate. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


BARCLAYS CAPITAL [LOGO]

Securitized Asset Backed Receivables LLC Trust 2005-HE1

------------------------------------------------------------------------------------------------------------------------------------
                                                      % of Mortgage    Weighted  Weighted
                                                       Loan Pool by    Average    Average    Weighted      Weighted
                        Number of     Aggregate         Aggregate       Gross    Remaining    Average       Average     Weighted
City                    Mortgage    Cut-off Date       Cut-off Date    Interest    Term       Combined    Original LTV  Average
                         Loans   Principal Balance  Principal Balance    Rate    (months)   Original LTV     w SS         FICO
------------------------------------------------------------------------------------------------------------------------------------
RIVERSIDE                  29        7,551,037            74.71          7.102     348         84.38         88.86        623
SAN BERNARDINO             10        2,369,261            23.44          6.894     356         80.83         89.45        648
SAN BERNARDINO AREA         1          186,935             1.85          6.990     356         67.27         67.27        655
Total:                     40       10,107,232           100.00          7.051     350         83.24         88.60        629
------------------------------------------------------------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-todate. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[BARCLAYS CAPITAL LOGO]

Securitized Asset Backed Receivables LLC Trust 2005-HE1
All records


22. Back Debt-to- Income Ratio

------------------------------------------------------------------------------------------------------------------------------------
                                               % of Mortgage    Weighted  Weighted
Back                                            Loan Pool by    Average    Average    Weighted      Weighted
Debt-to-         Number of     Aggregate         Aggregate       Gross    Remaining    Average       Average     Weighted  Weighted
Income           Mortgage    Cut-off Date       Cut-off Date    Interest    Term       Combined    Original LTV  Average    Average
Ratio             Loans   Principal Balance  Principal Balance    Rate    (months)   Original LTV     w SS         FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
<= 0.00               2           698,728            0.06         5.95       321           84           100        674          0
0.01 - 10.00         10         3,190,185            0.26        6.709       352        82.71         85.95        627       5.19
10.01 - 20.00       109        20,065,310            1.61        6.839       338        79.75         88.53        656      16.09
20.01 - 30.00       548       100,814,400            8.11        6.947       345        80.35         87.36        644      26.17
30.01 - 40.00     1,630       339,878,415           27.33        6.917       346        81.72         91.08        650      35.75
40.01 - 50.00     3,157       717,659,949            57.7        6.967       343        82.23         93.02        653      45.34
50.01 - 60.00       303        61,212,863            4.92        6.872       340        82.76         90.49        640      52.96
60.01 - 70.00         2           256,219            0.02        7.702       320        84.01           100        588       64.7
Total:            5,761     1,243,776,070             100        6.944       344        81.93         91.83        651      40.97
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.00
Maximum: 64.91
Weighted Average: 40.97



BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-HE1
Interest Only



1. Summary Statistics

As-of / Cut-off Date: 2005-11-01
Number of Mortgage Loans: 2,258
Aggregate Principal Balance ($): 641,216,112
Weighted Average Current Mortgage Rate (%): 6.604
Non-Zero Weighted Average Margin (%): 5.818
Non-Zero Weighted Average Maximum Rate (%): 13.464
Non-Zero Weighted Average Months to Roll: 22
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 356
Weighted Average Combined Original LTV (%): 81.51
% First Liens: 100.00
% Owner Occupied: 98.97
% Purchase: 52.30
% Full Documentation: 47.68
Non-Zero Weighted Average FICO Score: 662




2. Product Types

                                                                % of
                                                              Mortgage
                                                                Loan
                                                              Pool by
                                                   Aggregate  Aggregate  Weighted   Weighted  Weighted  Weighted
                                          Number    Cut-off    Cut-off   Average    Average   Average   Average
                                           of        Date       Date       Gross   Remaining  Combined  Original  Weighted  Weighted
Product                                  Mortgage  Principal  Principal  Interest    Term     Original    LTV     Average   Average
Types                                     Loans     Balance    Balance     Rate    (months)     LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month LIBOR/Interest Only   1,972  563,865,047    87.94    6.631       356       81.66     92.90      662    40.57
ARM - 3 Year/6 Month LIBOR/Interest Only     238   63,011,400     9.83    6.480       356       80.86     88.82      657    39.82
ARM - 5 Year/6 Month LIBOR/Interest Only      48   14,339,665     2.24    6.078       357       78.62     86.14      677    37.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     2,258  641,216,112   100.00    6.604       356       81.51     92.35      662    40.44
------------------------------------------------------------------------------------------------------------------------------------



3. Range of Gross Interest Rates (%)

                                                                % of
                                                              Mortgage
                                                                Loan
                                                              Pool by
                                                   Aggregate  Aggregate  Weighted   Weighted  Weighted  Weighted
Range of                                  Number    Cut-off    Cut-off   Average    Average   Average   Average
Gross                                      of        Date       Date       Gross   Remaining  Combined  Original  Weighted  Weighted
Interest                                 Mortgage  Principal  Principal  Interest    Term     Original    LTV     Average   Average
Rates (%)                                 Loans     Balance    Balance     Rate    (months)     LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                                3      663,898     0.10    4.948       357       74.07      82.81     627    38.69
5.000% - 5.999%                              465  146,760,181    22.89    5.723       356       79.54      91.88     674    40.10
6.000% - 6.999%                            1,166  336,919,165    52.54    6.548       356       81.28      92.52     662    40.72
7.000% - 7.999%                              518  134,568,509    20.99    7.412       356       83.24      92.57     655    40.19
8.000% - 8.999%                              100   21,535,981     3.36    8.386       356       87.57      91.67     631    39.89
9.000% - 9.999%                                6      768,377     0.12    9.224       356       93.28      93.28     632    42.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     2,258  641,216,112   100.00    6.604       356       81.51      92.35     662    40.44
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.900%
Maximum: 9.550%
Weighted Average: 6.604%



4. Range of Cut-off Date Principal Balances ($)

                                                                % of
                                                              Mortgage
                                                                Loan
                                                              Pool by
                                                   Aggregate  Aggregate  Weighted   Weighted  Weighted  Weighted
Range of                                  Number    Cut-off    Cut-off   Average    Average   Average   Average
Cut-off                                    of        Date       Date       Gross   Remaining  Combined  Original  Weighted  Weighted
Date Principal                           Mortgage  Principal  Principal  Interest    Term     Original    LTV     Average   Average
Balances ($)                              Loans     Balance    Balance     Rate    (months)     LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Balances ($)
$50,001 - $75,000                             13      859,931     0.13    6.991       357       80.75      95.83      632    39.29
$75,001 - $100,000                            75    6,735,550     1.05    7.004       356       81.22      94.56      640    38.94
$100,001 - $125,000                          130   14,828,452     2.31    6.971       356       80.52      93.40      644    38.21
$125,001 - $150,000                          165   22,845,172     3.56    6.885       356       80.70      93.30      651    38.65
$150,001 - $175,000                          170   27,550,757     4.30    6.880       356       80.81      91.05      642    38.06
$175,001 - $200,000                          172   32,456,032     5.06    6.710       356       80.22      91.41      650    39.31
$200,001 - $225,000                          169   35,998,396     5.61    6.736       356       80.76      91.51      654    39.39
$225,001 - $250,000                          142   33,737,419     5.26    6.781       356       81.03      90.66      653    40.06
$250,001 - $275,000                          159   41,688,255     6.50    6.551       356       81.43      91.98      663    40.37
$275,001 - $300,000                          159   45,785,116     7.14    6.576       356       80.62      90.99      660    40.10
$300,001 - $325,000                          136   42,657,523     6.65    6.650       356       81.65      92.80      662    40.09
$325,001 - $350,000                          137   46,336,776     7.23    6.488       356       81.66      93.49      664    41.31
$350,001 - $375,000                          110   39,760,346     6.20    6.483       356       82.46      93.52      670    41.40
$375,001 - $400,000                          111   43,023,438     6.71    6.341       356       81.54      92.81      671    41.55
$400,001 - $425,000                           72   29,806,376     4.65    6.589       356       83.24      94.09      679    42.85
$425,001 - $450,000                           56   24,615,394     3.84    6.587       356       83.40      93.00      657    41.73
$450,001 - $475,000                           52   23,957,406     3.74    6.494       356       81.72      91.50      657    41.41
$475,001 - $500,000                           57   27,860,518     4.34    6.433       356       81.64      93.42      672    41.38
$500,001 - $750,000                          166   94,814,253    14.79    6.523       356       82.31      92.82      672    40.48
$750,001 - $1,000,000                          7    5,899,000     0.92    6.987       357       73.45      77.59      657    38.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     2,258  641,216,112   100.00    6.604       356       81.51      92.35      662    40.44
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $55,000
Maximum: $890,000
Average: $283,975



5. Original Terms (month)

                                                                % of
                                                              Mortgage
                                                                Loan
                                                              Pool by
                                                   Aggregate  Aggregate  Weighted   Weighted  Weighted  Weighted
                                          Number    Cut-off    Cut-off   Average    Average   Average   Average
Original                                   of        Date       Date       Gross   Remaining  Combined  Original  Weighted  Weighted
Terms                                    Mortgage  Principal  Principal  Interest    Term     Original    LTV     Average   Average
(month)                                   Loans     Balance    Balance     Rate    (months)     LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
360                                        2,258  641,216,112   100.00    6.604       356       81.51      92.35      662    40.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     2,258  641,216,112   100.00    6.604       356       81.51      92.35      662    40.44
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360



6. Range of Remaining Terms (month)

                                                                % of
                                                              Mortgage
                                                                Loan
                                                              Pool by
                                                   Aggregate  Aggregate  Weighted   Weighted  Weighted  Weighted
Range of                                  Number    Cut-off    Cut-off   Average    Average   Average   Average
Remaining                                  of        Date       Date       Gross   Remaining  Combined  Original  Weighted  Weighted
Terms                                    Mortgage  Principal  Principal  Interest    Term     Original    LTV     Average   Average
(month)                                   Loans     Balance    Balance     Rate    (months)     LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                                  2,258  641,216,112   100.00    6.604       356       81.51      92.35      662    40.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     2,258  641,216,112   100.00    6.604       356       81.51      92.35      662    40.44
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 353
Maximum: 358
Weighted Average: 356



7. Range of Combined Original LTV Ratios (%)

                                                                % of
                                                              Mortgage
                                                                Loan
                                                              Pool by
                                                   Aggregate  Aggregate  Weighted   Weighted  Weighted  Weighted
Range of                                  Number    Cut-off    Cut-off   Average    Average   Average   Average
Combined                                   of        Date       Date       Gross   Remaining  Combined  Original  Weighted  Weighted
Original                                 Mortgage  Principal  Principal  Interest    Term     Original    LTV     Average   Average
LTV Ratios (%)                            Loans     Balance    Balance     Rate    (months)     LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
20.01% - 25.00%                                1      111,000     0.02     5.95       356       24.94      24.94      633    29.41
25.01% - 30.00%                                1      158,518     0.02     5.99       357       29.44      29.44      585    39.02
35.01% - 40.00%                                1      150,000     0.02     6.45       355       39.06      39.06      622    35.12
40.01% - 45.00%                                3      691,496     0.11    6.894       356       42.48      42.48      616    42.77
45.01% - 50.00%                                9    2,211,000     0.34    6.176       356        48.7       48.7      614    38.79
50.01% - 55.00%                                6    1,507,000     0.24    6.269       356        52.8       52.8      610    33.13
55.01% - 60.00%                               17    4,421,525     0.69    6.126       357       58.08      58.08      647     32.1
60.01% - 65.00%                               40    9,786,186     1.53    6.468       356       63.22      64.69      641    37.94
65.01% - 70.00%                               56   16,529,137     2.58    6.494       356       68.28      70.98      628    41.18
70.01% - 75.00%                               77   21,708,616     3.39     6.46       356        73.6      77.36      646    38.29
75.01% - 80.00%                            1,385  387,815,616    60.48    6.494       356       79.88      97.19      674    40.76
80.01% - 85.00%                              192   57,904,888     9.03     6.57       356       84.42      85.87      641    39.14
85.01% - 90.00%                              344  101,895,577    15.89    6.986       356       89.65      89.74      644    41.03
90.01% - 95.00%                              126   36,325,554     5.67     7.03       356       94.54      94.54      652    40.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     2,258  641,216,112      100    6.604       356       81.51      92.35      662    40.44
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 24.94%
Maximum: 95.00%
Weighted Average: 81.51%



8. Range of Gross Margins (%)

                                                                % of
                                                              Mortgage
                                                                Loan
                                                              Pool by
                                                   Aggregate  Aggregate  Weighted   Weighted  Weighted  Weighted
Range                                     Number    Cut-off    Cut-off   Average    Average   Average   Average
of                                         of        Date       Date       Gross   Remaining  Combined  Original  Weighted  Weighted
Gross                                    Mortgage  Principal  Principal  Interest    Term     Original    LTV     Average   Average
Margins (%)                               Loans     Balance    Balance     Rate    (months)     LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1.000% - 3.500%                                2      353,999     0.06    7.469       356       91.27      96.24      686    45.24
3.501% - 4.000%                                1       81,497     0.01    6.850       357       80.00     100.00      636    35.56
4.001% - 4.500%                               14    2,851,377     0.44    6.613       357       81.89      94.89      649    38.65
4.501% - 5.000%                               33    9,886,650     1.54    6.187       356       79.66      93.74      685    38.12
5.001% - 5.500%                              140   44,593,568     6.95    6.084       356       80.55      93.86      675    41.41
5.501% - 6.000%                            1,680  468,261,805    73.03    6.644       356       81.59      91.89      659    40.55
6.001% - 6.500%                              226   68,088,611    10.62    6.537       357       80.49      91.85      666    39.55
6.501% - 7.000%                              105   31,393,977     4.90    6.797       357       82.19      96.26      670    40.51
7.001% - 7.500%                               37   10,524,413     1.64    6.737       357       85.16      95.41      669    39.22
7.501% - 8.000%                               18    4,473,765     0.70    7.459       356       87.94      93.73      634    39.88
8.501% - 9.000%                                2      706,450     0.11    8.435       355       84.25      84.25      652    45.25
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     2,258  641,216,112   100.00    6.604       356       81.51      92.35      662    40.44
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.500%
Maximum: 8.900%
Non-Zero Weighted Average: 5.818%



9. Range of Minimum Mortgage Rates (%)

                                                                % of
                                                              Mortgage
                                                                Loan
                                                              Pool by
                                                   Aggregate  Aggregate  Weighted   Weighted  Weighted  Weighted
Range                                     Number    Cut-off    Cut-off   Average    Average   Average   Average
of                                         of        Date       Date       Gross   Remaining  Combined  Original  Weighted  Weighted
Gross                                    Mortgage  Principal  Principal  Interest    Term     Original    LTV     Average   Average
Rates (%)                                 Loans     Balance    Balance     Rate    (months)     LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
4.501% - 5.000%                                2      505,500     0.08    4.935       357       72.21      79.97      610    39.00
5.001% - 5.500%                               96   32,466,140     5.06    5.370       356       78.34      91.43      678    40.98
5.501% - 6.000%                              396  122,898,767    19.17    5.834       356       79.96      91.91      671    39.98
6.001% - 6.500%                              519  151,761,872    23.67    6.311       356       81.36      92.36      663    40.74
6.501% - 7.000%                              648  183,736,534    28.65    6.787       356       81.28      92.81      661    40.69
7.001% - 7.500%                              319   85,317,204    13.31    7.287       356       83.06      92.04      654    40.67
7.501% - 8.000%                              178   43,350,951     6.76    7.738       356       83.65      93.20      655    39.04
8.001% - 8.500%                               62   13,867,791     2.16    8.249       356       87.48      92.17      632    39.53
8.501% - 9.000%                               33    6,709,774     1.05    8.751       356       89.04      90.96      626    40.53
9.001% - 9.500%                                4      468,675     0.07    9.211       356       93.97      93.97      627    39.34
9.501% - 10.000%                               1      132,905     0.02    9.550       355       95.00      95.00      629    47.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     2,258  641,216,112   100.00    6.604       356       81.51      92.35      662    40.44
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.900%
Maximum: 9.550%
Non-Zero Weighted Average: 6.604%



10. Range of Maximum Mortgage Rates (%)

                                                                % of
                                                              Mortgage
                                                                Loan
                                                              Pool by
Range                                              Aggregate  Aggregate  Weighted   Weighted  Weighted  Weighted
of                                        Number    Cut-off    Cut-off   Average    Average   Average   Average
Minimum                                    of        Date       Date       Gross   Remaining  Combined  Original  Weighted  Weighted
Mortgage                                 Mortgage  Principal  Principal  Interest    Term     Original    LTV     Average   Average
Rates (%)                                 Loans     Balance    Balance     Rate    (months)     LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
11.001% - 11.500%                              2      354,398     0.06    4.990       356       80.00      96.38      668    47.08
11.501% - 12.000%                             51   17,243,007     2.69    5.360       357       79.58      95.32      691    40.00
12.001% - 12.500%                            210   68,211,977    10.64    5.729       357       79.41      92.29      675    39.88
12.501% - 13.000%                            375  111,134,053    17.33    6.012       356       80.19      92.12      667    40.00
13.001% - 13.500%                            512  151,894,753    23.69    6.434       356       81.42      92.17      663    41.01
13.501% - 14.000%                            575  163,211,515    25.45    6.853       356       81.46      92.82      660    40.60
14.001% - 14.500%                            271   68,533,245    10.69    7.318       356       83.36      91.17      651    41.13
14.501% - 15.000%                            169   41,266,595     6.44    7.764       356       83.83      92.81      651    38.85
15.001% - 15.500%                             57   12,550,614     1.96    8.267       356       87.19      92.08      635    39.97
15.501% - 16.000%                             31    6,214,374     0.97    8.752       356       89.21      90.43      625    40.71
16.001% - 16.500%                              4      468,675     0.07    9.211       356       93.97      93.97      627    39.34
16.501% - 17.000%                              1      132,905     0.02    9.550       355       95.00      95.00      629    47.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     2,258  641,216,112   100.00    6.604       356       81.51      92.35      662    40.44
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.490%
Maximum: 16.550%
Non-Zero Weighted Average: 13.464%



11. Initial Cap (%)

                                                                % of
                                                              Mortgage
                                                                Loan
                                                              Pool by
                                                   Aggregate  Aggregate  Weighted   Weighted  Weighted  Weighted
                                          Number    Cut-off    Cut-off   Average    Average   Average   Average
                                           of        Date       Date       Gross   Remaining  Combined  Original  Weighted  Weighted
                                         Mortgage  Principal  Principal  Interest    Term     Original    LTV     Average   Average
Initial Cap (%)                           Loans     Balance    Balance     Rate    (months)     LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1.00%                                          6    1,731,091     0.27    6.789       357       82.80      93.96      667    39.86
1.50%                                      1,678  464,811,155    72.49    6.702       356       81.69      91.34      658    40.77
3.00%                                        529  161,041,200    25.11    6.364       357       81.25      95.77      673    39.68
5.00%                                         45   13,632,667     2.13    6.077       357       78.43      85.91      679    38.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     2,258  641,216,112   100.00    6.604       356       81.51      92.35      662    40.44
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 5.000%
Non-Zero Weighted Average: 1.950%



12. Periodic Cap (%)

                                                                % of
                                                              Mortgage
                                                                Loan
                                                              Pool by
                                                   Aggregate  Aggregate  Weighted   Weighted  Weighted  Weighted
                                          Number    Cut-off    Cut-off   Average    Average   Average   Average
                                           of        Date       Date       Gross   Remaining  Combined  Original  Weighted  Weighted
Periodic                                 Mortgage  Principal  Principal  Interest    Term     Original    LTV     Average   Average
Cap (%)                                   Loans     Balance    Balance     Rate    (months)     LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1.00%                                        587  179,047,107    27.92    6.350       357       80.96      94.83      673    39.52
1.50%                                      1,671  462,169,005    72.08    6.702       356       81.73      91.38      658    40.79
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     2,258  641,216,112   100.00    6.604       356       81.51      92.35      662    40.44
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 1.500%
Non-Zero Weighted Average: 1.360%



13. Next Rate Adjustment Date

                                                                % of
                                                              Mortgage
                                                                Loan
                                                              Pool by
                                                   Aggregate  Aggregate  Weighted   Weighted  Weighted  Weighted
Next                                      Number    Cut-off    Cut-off   Average    Average   Average   Average
Rate                                       of        Date       Date       Gross   Remaining  Combined  Original  Weighted  Weighted
Adjstment                                Mortgage  Principal  Principal  Interest    Term     Original    LTV     Average   Average
Date                                      Loans     Balance    Balance     Rate    (months)     LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Apr-07                                         3      671,352     0.10    7.636       353       77.14      77.14      633    40.11
May-07                                        12    2,615,433     0.41    7.086       354       84.60      95.93      636    36.08
Jun-07                                       210   58,649,160     9.15    6.888       355       82.72      92.13      655    41.03
Jul-07                                     1,086  305,223,679    47.60    6.698       356       81.73      91.88      657    40.81
Aug-07                                       660  196,544,274    30.65    6.441       357       81.21      94.71      672    40.11
Sep-07                                         1      161,150     0.03    7.500       358       80.00     100.00      678    43.80
Apr-08                                         2      838,000     0.13    6.074       353       81.22      81.22      671    27.38
May-08                                         7    1,749,305     0.27    6.597       354       87.99      93.56      672    33.66
Jun-08                                        41   11,565,988     1.80    6.649       355       82.56      89.91      648    41.45
Jul-08                                        94   26,558,597     4.14    6.495       356       80.03      86.96      651    41.00
Aug-08                                        94   22,299,509     3.48    6.380       357       80.41      90.40      666    38.53
Jul-10                                         9    3,440,725     0.54    6.248       356       80.00      88.74      645    39.86
Aug-10                                        38   10,681,390     1.67    6.030       357       77.84      85.11      686    37.48
Sep-10                                         1      217,550     0.03    5.750       358       95.00      95.00      724    31.73
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     2,258  641,216,112   100.00    6.604       356       81.51      92.35      662    40.44
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2007-09-07



14. Geographical Distribution

                                                                % of
                                                              Mortgage
                                                                Loan
                                                              Pool by
                                                   Aggregate  Aggregate  Weighted   Weighted  Weighted  Weighted
                                          Number    Cut-off    Cut-off   Average    Average   Average   Average
                                           of        Date       Date       Gross   Remaining  Combined  Original  Weighted  Weighted
Geographical                             Mortgage  Principal  Principal  Interest    Term     Original    LTV     Average   Average
Distribution                              Loans     Balance    Balance     Rate    (months)     LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                                 1,093  385,694,357    60.15    6.475       356       81.15      92.31      665    40.97
Florida                                      179   37,650,498     5.87    6.923       356       82.81      92.14      655    39.16
Nevada                                        83   19,292,146     3.01    6.599       356       80.97      91.14      657    40.70
New York                                      60   19,211,699     3.00    6.579       356       82.63      94.17      675    40.19
Arizona                                       92   18,118,305     2.83    6.926       356       80.15      88.82      646    37.17
Washington                                    84   17,412,934     2.72    6.682       356       82.35      95.28      647    39.70
Maryland                                      66   17,324,376     2.70    6.786       356       82.77      90.17      638    39.29
Massachusetts                                 51   15,500,756     2.42    6.796       356       83.12      92.41      684    40.18
New Jersey                                    57   14,827,673     2.31    6.609       356       79.60      86.06      662    39.93
Illinois                                      68   14,116,762     2.20    7.032       356       83.73      91.57      649    40.10
Virginia                                      36   11,006,987     1.72    6.743       357       80.64      94.56      676    40.47
Other                                        389   71,059,618    11.08    6.848       356       82.23      94.29      655    39.73
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     2,258  641,216,112   100.00    6.604       356       81.51      92.35      662    40.44
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 50



15. Occupancy

                                                                % of
                                                              Mortgage
                                                                Loan
                                                              Pool by
                                                   Aggregate  Aggregate  Weighted   Weighted  Weighted  Weighted
                                          Number    Cut-off    Cut-off   Average    Average   Average   Average
                                           of        Date       Date       Gross   Remaining  Combined  Original  Weighted  Weighted
                                         Mortgage  Principal  Principal  Interest    Term     Original    LTV     Average   Average
Occupancy                                 Loans     Balance    Balance     Rate    (months)     LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                                    2,235  634,635,810    98.97    6.607       356       81.51      92.33      661    40.43
Second Home                                   22    6,480,303     1.01    6.306       357       82.64      94.11      707    41.10
Investment                                     1      100,000     0.02    6.625       357       64.10      64.10      644    45.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     2,258  641,216,112   100.00    6.604       356       81.51      92.35      662    40.44
------------------------------------------------------------------------------------------------------------------------------------



16. Property Types

                                                                % of
                                                              Mortgage
                                                                Loan
                                                              Pool by
                                                   Aggregate  Aggregate  Weighted   Weighted  Weighted  Weighted
                                          Number    Cut-off    Cut-off   Average    Average   Average   Average
                                           of        Date       Date       Gross   Remaining  Combined  Original  Weighted  Weighted
Property                                 Mortgage  Principal  Principal  Interest    Term     Original    LTV     Average   Average
Types                                     Loans     Balance    Balance     Rate    (months)     LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                    1,609  462,171,525    72.08    6.607       356       81.43      91.97      661    40.32
Planned Unit Development                     327   91,560,802    14.28    6.691       356       81.77      92.63      654    40.55
Condo                                        254   63,465,427     9.90    6.469       356       81.97      95.09      671    40.62
2-4 Family                                    68   24,018,358     3.75    6.568       356       81.02      91.25      693    41.82
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     2,258  641,216,112   100.00    6.604       356       81.51      92.35      662    40.44
------------------------------------------------------------------------------------------------------------------------------------



17. Loan Purpose

                                                                % of
                                                              Mortgage
                                                                Loan
                                                              Pool by
                                                   Aggregate  Aggregate  Weighted   Weighted  Weighted  Weighted
                                          Number    Cut-off    Cut-off   Average    Average   Average   Average
                                           of        Date       Date       Gross   Remaining  Combined  Original  Weighted  Weighted
Loan                                     Mortgage  Principal  Principal  Interest    Term     Original    LTV     Average   Average
Purpose                                   Loans     Balance    Balance     Rate    (months)     LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                   1,170  335,333,661    52.30    6.569       356       80.89      98.32      681    41.00
Refinance - Cashout                          953  271,345,969    42.32    6.668       356       82.40      84.93      639    39.72
Refinance - Rate Term                        135   34,536,483     5.39    6.440       356       80.56      92.60      653    40.60
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     2,258  641,216,112   100.00    6.604       356       81.51      92.35      662    40.44
------------------------------------------------------------------------------------------------------------------------------------




18. Documentation Level

                                                                % of
                                                              Mortgage
                                                                Loan
                                                              Pool by
                                                   Aggregate  Aggregate  Weighted   Weighted  Weighted  Weighted
                                          Number    Cut-off    Cut-off   Average    Average   Average   Average
                                           of        Date       Date       Gross   Remaining  Combined  Original  Weighted  Weighted
Documentation                            Mortgage  Principal  Principal  Interest    Term     Original    LTV     Average   Average
Level                                     Loans     Balance    Balance     Rate    (months)     LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                         1,184  305,746,054    47.68    6.401       356       81.94      91.31      645    40.71
Stated Documentation                         784  238,830,319    37.25    6.923       356       81.19      91.84      675    40.85
Stream Lined                                 153   47,712,529     7.44    6.658       357       80.31      99.53      701    39.92
Limited Documentation                        119   42,032,951     6.56    6.227       357       81.57      94.27      664    36.84
Lite                                          18    6,894,260     1.08    6.474       357       81.93      94.40      666    39.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     2,258  641,216,112   100.00    6.604       356       81.51      92.35      662    40.44
------------------------------------------------------------------------------------------------------------------------------------




19. Original Prepayment Penalty Term (months)

                                                                % of
                                                              Mortgage
                                                                Loan
                                                              Pool by
                                                   Aggregate  Aggregate  Weighted   Weighted  Weighted  Weighted
Original                                  Number    Cut-off    Cut-off   Average    Average   Average   Average
Prepayment                                 of        Date       Date       Gross   Remaining  Combined  Original  Weighted  Weighted
Penalty                                  Mortgage  Principal  Principal  Interest    Term     Original    LTV     Average   Average
Term (months)                             Loans     Balance    Balance     Rate    (months)     LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                            477  136,423,314    21.28    6.900       356       81.74      92.24      670    39.22
12                                            79   24,590,372     3.83    6.888       356       81.76      94.50      670    39.74
24                                         1,523  430,331,618    67.11    6.512       356       81.49      92.74      660    40.91
36                                           179   49,870,808     7.78    6.442       356       80.97      88.14      655    40.02
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     2,258  641,216,112   100.00    6.604       356       81.51      92.35      662    40.44
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 25




20. Lien Position

                                                                % of
                                                              Mortgage
                                                                Loan
                                                              Pool by
                                                   Aggregate  Aggregate  Weighted   Weighted  Weighted  Weighted
                                          Number    Cut-off    Cut-off   Average    Average   Average   Average
                                           of        Date       Date       Gross   Remaining  Combined  Original  Weighted  Weighted
Lien                                     Mortgage  Principal  Principal  Interest    Term     Original    LTV     Average   Average
Position                                  Loans     Balance    Balance     Rate    (months)     LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                   2,258  641,216,112   100.00    6.604       356       81.51      92.35      662    40.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     2,258  641,216,112   100.00    6.604       356       81.51      92.35      662    40.44
------------------------------------------------------------------------------------------------------------------------------------



21. FICO Score

                                                                % of
                                                              Mortgage
                                                                Loan
                                                              Pool by
                                                   Aggregate  Aggregate  Weighted   Weighted  Weighted  Weighted
                                          Number    Cut-off    Cut-off   Average    Average   Average   Average
                                           of        Date       Date       Gross   Remaining  Combined  Original  Weighted  Weighted
FICO                                     Mortgage  Principal  Principal  Interest    Term     Original    LTV     Average   Average
Score                                     Loans     Balance    Balance     Rate    (months)     LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
541 - 560                                      3      700,413     0.11    6.960       356       85.22      85.22      559    40.05
561 - 580                                     75   18,178,362     2.83    6.946       356       78.89      80.25      572    39.74
581 - 600                                    178   40,094,432     6.25    6.884       356       81.40      85.76      591    39.60
601 - 620                                    288   76,205,835    11.88    6.660       356       81.81      87.92      610    40.39
621 - 640                                    342   90,028,799    14.04    6.746       356       82.49      90.25      630    40.66
641 - 660                                    363  104,253,201    16.26    6.584       356       81.29      92.28      651    40.19
661 - 680                                    336  101,921,719    15.90    6.552       356       81.74      94.87      669    40.01
681 - 700                                    224   68,697,553    10.71    6.484       356       81.62      94.53      690    40.71
701 - 720                                    200   62,724,059     9.78    6.510       356       80.97      96.13      710    41.35
721 - 740                                    110   35,650,292     5.56    6.430       356       81.21      96.88      730    40.41
741 - 760                                     82   24,890,242     3.88    6.482       356       81.37      98.34      751    42.20
761 - 780                                     33   10,534,571     1.64    6.487       356       81.23      95.47      770    39.18
781 - 800                                     21    6,792,935     1.06    6.243       357       78.77      96.77      790    40.76
801 >=                                         3      543,700     0.08    5.765       357       86.23      97.41      808    26.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     2,258  641,216,112   100.00    6.604       356       81.51      92.35      662    40.44
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 558
Maximum: 822
Weighted Average: 662


BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-HE1
Interest Only - Terms

Product Types


                                                                    % of Mortgage     Weighted   Weighted
                                                                    Loan Pool by      Average     Average      Weighted
Product                           Number of       Aggregate           Aggregate        Gross     Remaining     Average
Types                             Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
                                    Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month - 2 Yr IO        1,222         340,294,961               53.07      6.737         356          81.94
ARM - 3 Year/6 Month - 3 Yr IO          146          39,926,629                6.23      6.545         356          80.43
ARM - 2 Year/6 Month - 5 Yr IO          712         211,812,880               33.03       6.48         357          81.28
ARM - 3 Year/6 Month - 5 Yr IO           88          21,916,145                3.42      6.389         356          81.70
ARM - 5 Year/6 Month - 5 Yr IO           44          13,482,465                2.10      6.078         357          79.03
ARM - 2 Year/6 Month - 10 Yr IO          38          11,757,206                1.83      6.306         357          80.56
ARM - 3 Year/6 Month - 10 Yr IO           4           1,168,626                0.18      5.982         357          80.00
ARM - 5 Year/6 Month - 10 Yr IO           4             857,200                0.13      6.087         357          72.13
-------------------------------------------------------------------------------------------------------------------------
Total:                                2,258         641,216,112              100.00      6.604         356          81.51



                                     Weighted
Product                              Average      Weighted   Weighted
Types                              Original LTV   Average    Average
                                       w SS         FICO       DTI
---------------------------------------------------------------------
ARM - 2 Year/6 Month - 2 Yr IO            91.87        657      41.01
ARM - 3 Year/6 Month - 3 Yr IO            87.85        653      40.57
ARM - 2 Year/6 Month - 5 Yr IO            94.44        670      39.99
ARM - 3 Year/6 Month - 5 Yr IO            90.25        661      38.37
ARM - 5 Year/6 Month - 5 Yr IO            86.73        676      37.47
ARM - 2 Year/6 Month - 10 Yr IO           94.70        668      38.26
ARM - 3 Year/6 Month - 10 Yr IO           95.38        706      41.50
ARM - 5 Year/6 Month - 10 Yr IO           76.78        685      45.71
---------------------------------------------------------------------
Total:                                    92.35        662      40.44

Securitized Asset Backed Receivables LLC Trust 2005-HE1
Silent Seconds
Range of Combined Original LTV Ratios (%)


                                              % of Mortgage
                                              Loan Pool by    Weighted   Weighted
Range of                         Aggregate     Aggregate      Average     Average     Weighted      Weighted
Combined          Number of    Cut-off Date   Cut-off Date     Gross     Remaining    Average       Average      Weighted   Weighted
Original          Mortgage      Principal      Principal      Interest     Term       Combined    Original LTV   Average    Average
LTV Ratios (%)      Loans        Balance        Balance         Rate     (months)   Original LTV      w SS         FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
55.01% - 60.00%           1        159,303          0.03        6.750         355         55.17         72.00        625      35.18
60.01% - 65.00%           3      1,653,172          0.26        6.399         357         63.59         87.43        667      39.88
65.01% - 70.00%           5      2,837,269          0.45        6.783         356         67.60         88.02        628      40.31
70.01% - 75.00%          31      8,559,031          1.35        6.841         356         74.22         96.42        653      37.81
75.01% - 80.00%       2,344    610,874,246         96.55        6.582         356         79.97         99.47        668      41.63
80.01% - 85.00%          23      6,439,442          1.02        6.767         356         84.70         98.95        668      40.44
85.01% - 90.00%           9      1,972,792          0.31        7.336         356         89.98         97.70        631      45.89
90.01% - 95.00%           1        199,316          0.03        7.775         357         95.00        100.00        573      48.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,417    632,694,572        100.00        6.591         356         79.88         99.33        668      41.57

Minimum: 55.17%
Maximum: 95.00%
Weighted Average: 79.88%

Securitized Asset Backed Receivables LLC Trust 2005-HE1
Silent Seconds

1. Summary Statistics

As-of / Cut-off Date: 2005-11-01
Number of Mortgage Loans: 2,417
Aggregate Principal Balance ($): 632,694,572
Weighted Average Current Mortgage Rate (%): 6.591
Non-Zero Weighted Average Margin (%): 5.999
Non-Zero Weighted Average Maximum Rate (%): 13.267
Non-Zero Weighted Average Months to Roll: 22
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 356
Weighted Average Combined Original LTV (%): 79.88
% First Liens: 100.00
% Owner Occupied: 97.62
% Purchase: 81.77
% Full Documentation: 34.75

Non-Zero Weighted Average FICO Score: 668




2. Product Types



                                                                                   % of Mortgage     Weighted   Weighted
                                                                                   Loan Pool by      Average     Average
                                                 Number of       Aggregate           Aggregate        Gross     Remaining
Product                                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Types                                              Loans     Principal Balance   Principal Balance     Rate     (months)
-------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month LIBOR                             568         115,183,821               18.21      6.819         357
ARM - 2 Year/6 Month LIBOR/30-40 Year Balloon          432         132,572,383               20.95      6.616         357
ARM - 2 Year/6 Month LIBOR/Interest Only             1,138         322,906,550               51.04      6.516         356
ARM - 3 Year/6 Month LIBOR                              19           4,293,629                0.68      6.398         357
ARM - 3 Year/6 Month LIBOR/30-40 Year Balloon           12           3,386,190                0.54      6.718         357
ARM - 3 Year/6 Month LIBOR/Interest Only               109          25,332,636                4.00      6.408         356
ARM - 5 Year/6 Month LIBOR                              13           3,090,335                0.49      6.578         357
ARM - 5 Year/6 Month LIBOR/30-40 Year Balloon            9           3,508,551                0.55      5.741         356
ARM - 5 Year/6 Month LIBOR/Interest Only                24           5,560,136                0.88      6.187         357
Balloon - 30/40                                         22           5,716,213                0.90      6.660         357
Fixed Rate                                              71          11,144,130                1.76      6.975         350
-------------------------------------------------------------------------------------------------------------------------
Total:                                               2,417         632,694,572              100.00      6.591         356



                                                   Weighted       Weighted
                                                   Average        Average      Weighted   Weighted
Product                                            Combined     Original LTV   Average    Average
Types                                            Original LTV       w SS         FICO       DTI
--------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month LIBOR                              79.81          99.20        653      42.03
ARM - 2 Year/6 Month LIBOR/30-40 Year Balloon           79.84          99.09        654      42.75
ARM - 2 Year/6 Month LIBOR/Interest Only                79.98          99.61        679      41.06
ARM - 3 Year/6 Month LIBOR                              79.35          99.03        676      42.19
ARM - 3 Year/6 Month LIBOR/30-40 Year Balloon           80.00          97.93        637      44.17
ARM - 3 Year/6 Month LIBOR/Interest Only                79.17          98.97        677      40.75
ARM - 5 Year/6 Month LIBOR                              80.00          97.92        686      38.83
ARM - 5 Year/6 Month LIBOR/30-40 Year Balloon           79.95          99.32        688      41.48
ARM - 5 Year/6 Month LIBOR/Interest Only                80.00          99.38        677      39.84
Balloon - 30/40                                         80.00          98.72        643      42.10
Fixed Rate                                              79.40          97.80        659      39.85
--------------------------------------------------------------------------------------------------
Total:                                                  79.88          99.33        668      41.57

3. Range of Gross Interest Rates (%)


                                                % of Mortgage    Weighted  Weighted
Range of                                        Loan Pool by     Average    Average     Weighted      Weighted
Gross            Number of     Aggregate          Aggregate       Gross    Remaining    Average       Average     Weighted  Weighted
Interest         Mortgage    Cut-off Date       Cut-off Date     Interest    Term       Combined    Original LTV  Average   Average
Rates (%)          Loans   Principal Balance  Principal Balance    Rate    (months)   Original LTV      w SS        FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%         3           613,121               0.10     4.990        356         80.00         97.91       701     49.11
5.000% - 5.999%       457       140,773,826              22.25     5.720        357         79.82         99.21       678     40.94
6.000% - 6.999%     1,322       350,475,087              55.39     6.576        356         79.85         99.32       666     41.93
7.000% - 7.999%       557       125,305,970              19.81     7.401        356         80.01         99.55       663     41.47
8.000% - 8.999%        76        15,402,958               2.43     8.329        356         79.78         99.17       649     39.90
9.000% - 9.999%         2           123,610               0.02     9.368        357         82.90         95.00       527     27.07
------------------------------------------------------------------------------------------------------------------------------------
Total:              2,417       632,694,572             100.00     6.591        356         79.88         99.33       668     41.57

Minimum: 4.990%
Maximum: 9.530%
Weighted Average: 6.591%

4. Range of Cut-off Date Principal Balances ($)


                                                  % of Mortgage
                                                  Loan Pool by   Weighted  Weighted
Range of                             Aggregate     Aggregate     Average    Average     Weighted      Weighted
Cut-off                Number of   Cut-off Date   Cut-off Date    Gross    Remaining    Average       Average     Weighted  Weighted
Date Principal         Mortgage     Principal      Principal     Interest    Term       Combined    Original LTV  Average   Average
Balances ($)             Loans       Balance        Balance        Rate    (months)   Original LTV      w SS        FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000             12        536,287        0.08       7.875        357         75.48        100.00       622     35.27
$50,001 - $75,000             70      4,451,853        0.70       7.101        354         79.47         99.75       635     40.46
$75,001 - $100,000           143     12,639,625        2.00       6.859        354         79.92         99.84       642     40.29
$100,001 - $125,000          186     21,070,570        3.33       6.945        355         80.06         99.73       650     38.91
$125,001 - $150,000          193     26,615,874        4.21       6.814        356         80.17         99.64       653     40.18
$150,001 - $175,000          173     27,990,114        4.42       6.716        357         79.85         99.62       652     39.84
$175,001 - $200,000          183     34,507,115        5.45       6.655        357         80.09         99.51       657     40.76
$200,001 - $225,000          170     36,314,916        5.74       6.728        356         80.00         99.63       658     41.85
$225,001 - $250,000          139     33,032,538        5.22       6.730        357         80.02         99.58       664     41.60
$250,001 - $275,000          155     40,591,046        6.42       6.538        356         80.06         99.53       667     42.09
$275,001 - $300,000          151     43,155,994        6.82       6.541        356         80.03         99.50       669     41.74
$300,001 - $325,000          131     41,044,718        6.49       6.660        356         80.05         99.66       669     41.90
$325,001 - $350,000          129     43,493,948        6.87       6.451        357         79.99         99.39       674     41.40
$350,001 - $375,000          103     37,204,619        5.88       6.452        357         80.05         99.22       682     42.59
$375,001 - $400,000          102     39,494,687        6.24       6.398        357         79.68         99.12       677     42.95
$400,001 - $425,000           61     25,320,235        4.00       6.534        356         80.07         99.49       692     44.18
$425,001 - $450,000           61     26,922,296        4.26       6.640        356         79.73         98.85       669     41.30
$450,001 - $475,000           47     21,597,840        3.41       6.424        356         79.76         98.98       674     42.24
$475,001 - $500,000           48     23,395,403        3.70       6.536        357         79.62         99.02       674     43.29
$500,001 - $750,000          153     87,471,078       13.83       6.516        357         79.87         99.34       673     41.28
$750,001 - $1,000,000          7      5,843,813        0.92       6.054        356         72.88         90.01       664     36.18
----------------------------------------------------------------------------------------------------------------------------------
Total:                     2,417    632,694,572      100.00       6.591        356         79.88         99.33       668     41.57

Minimum: $39,907
Maximum: $917,329
Average: $261,769

5. Original Terms (month)


                                               % of Mortgage    Weighted  Weighted
                                               Loan Pool by     Average    Average     Weighted      Weighted
Original       Number of      Aggregate          Aggregate       Gross    Remaining    Average       Average     Weighted  Weighted
Terms          Mortgage     Cut-off Date       Cut-off Date     Interest    Term       Combined    Original LTV  Average   Average
(month)          Loans    Principal Balance  Principal Balance    Rate    (months)   Original LTV      w SS        FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
120                    1             76,585               0.01     7.125        116         80.00        100.00       655     42.91
180                    3            264,431               0.04     6.999        176         79.59         97.76       671     34.85
360                2,413        632,353,556              99.95     6.591        357         79.88         99.33       668     41.58
------------------------------------------------------------------------------------------------------------------------------------
Total:             2,417        632,694,572             100.00     6.591        356         79.88         99.33       668     41.57

Minimum: 120
Maximum: 360
Weighted Average: 360

6. Range of Remaining Terms (month)


                                                % of Mortgage    Weighted  Weighted
Range of                                        Loan Pool by     Average    Average     Weighted      Weighted
Remaining       Number of      Aggregate          Aggregate       Gross    Remaining    Average       Average     Weighted  Weighted
Terms           Mortgage     Cut-off Date       Cut-off Date     Interest    Term       Combined    Original LTV  Average   Average
(month)           Loans    Principal Balance  Principal Balance    Rate    (months)   Original LTV      w SS        FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
61 - 120                1             76,585               0.01     7.125        116         80.00        100.00       655     42.91
121 - 180               3            264,431               0.04     6.999        176         79.59         97.76       671     34.85
301 - 360           2,413        632,353,556              99.95     6.591        357         79.88         99.33       668     41.58
------------------------------------------------------------------------------------------------------------------------------------
Total:              2,417        632,694,572             100.00     6.591        356         79.88         99.33       668     41.57

Minimum: 116
Maximum: 358
Weighted Average: 356

7. Range of Combined Original LTV Ratios (%)


                                                % of Mortgage
                                                Loan Pool by     Weighted  Weighted
Range of                         Aggregate        Aggregate      Average    Average     Weighted      Weighted
Combined          Number of    Cut-off Date     Cut-off Date      Gross    Remaining    Average       Average     Weighted  Weighted
Original          Mortgage      Principal        Principal       Interest    Term       Combined    Original LTV  Average   Average
LTV Ratios (%)      Loans        Balance          Balance          Rate    (months)   Original LTV      w SS        FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
55.01% - 60.00%           1            159,303          0.03       6.750        355         55.17         72.00       625     35.18
60.01% - 65.00%           3          1,653,172          0.26       6.399        357         63.59         87.43       667     39.88
65.01% - 70.00%           5          2,837,269          0.45       6.783        356         67.60         88.02       628     40.31
70.01% - 75.00%          31          8,559,031          1.35       6.841        356         74.22         96.42       653     37.81
75.01% - 80.00%       2,344        610,874,246         96.55       6.582        356         79.97         99.47       668     41.63
80.01% - 85.00%          23          6,439,442          1.02       6.767        356         84.70         98.95       668     40.44
85.01% - 90.00%           9          1,972,792          0.31       7.336        356         89.98         97.70       631     45.89
90.01% - 95.00%           1            199,316          0.03       7.775        357         95.00        100.00       573     48.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,417        632,694,572        100.00       6.591        356         79.88         99.33       668     41.57

Minimum: 55.17%
Maximum: 95.00%
Weighted Average: 79.88%

8. Range of Gross Margins (%)


                                                % of Mortgage
                                                Loan Pool by     Weighted  Weighted
Range                            Aggregate        Aggregate      Average    Average     Weighted      Weighted
of                 Number of   Cut-off Date     Cut-off Date      Gross    Remaining    Average       Average     Weighted  Weighted
Gross              Mortgage     Principal        Principal       Interest    Term       Combined    Original LTV  Average   Average
Margins (%)          Loans       Balance          Balance          Rate    (months)   Original LTV      w SS        FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans          93        16,860,342          2.66     6.868        353         79.60         98.11       653     40.61
1.000% - 3.500%            2           207,523          0.03     7.346        356         80.00        100.00       631     48.14
3.501% - 4.000%            1            81,497          0.01     6.850        357         80.00        100.00       636     35.56
4.001% - 4.500%           69        12,716,485          2.01     6.663        357         79.93         99.21       654     42.26
4.501% - 5.000%           35        10,676,540          1.69     5.875        357         79.91         99.61       687     40.04
5.001% - 5.500%          222        65,268,293         10.32     6.175        357         79.74         99.07       662     41.60
5.501% - 6.000%        1,098       296,988,477         46.94     6.519        356         79.95         99.58       675     41.46
6.001% - 6.500%          414       114,912,022         18.16     6.559        357         79.83         99.13       664     41.61
6.501% - 7.000%          317        75,650,749         11.96     6.886        357         79.84         99.23       659     41.81
7.001% - 7.500%          102        25,838,850          4.08     7.220        357         79.86         99.20       664     42.30
7.501% - 8.000%           62        12,840,143          2.03     7.716        357         79.78         99.38       645     42.37
8.001% - 8.500%            1           447,618          0.07     8.050        357         80.00         90.00       605     46.57
8.501% - 9.000%            1           206,034          0.03     8.650        357         80.00        100.00       708     34.98
Total:                 2,417       632,694,572        100.00     6.591        356         79.88         99.33       668     41.57

Non-Zero Minimum: 1.000%
Maximum: 8.650%
Non-Zero Weighted Average: 5.999%

9. Range of Minimum Mortgage Rates (%)


                                                % of Mortgage
Range                                           Loan Pool by     Weighted  Weighted
of                               Aggregate        Aggregate      Average    Average     Weighted      Weighted
Minimum            Number of   Cut-off Date     Cut-off Date      Gross    Remaining    Average       Average     Weighted  Weighted
Mortgage           Mortgage     Principal        Principal       Interest    Term       Combined    Original LTV  Average   Average
Rates (%)            Loans       Balance          Balance          Rate    (months)   Original LTV      w SS        FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans          93        16,860,342           2.66     6.868        353         79.60         98.11       653     40.61
4.501% - 5.000%            2           454,723           0.07     4.990        356         80.00        100.00       708     53.09
5.001% - 5.500%           97        32,833,944           5.19     5.394        357         79.69         98.83       676     41.76
5.501% - 6.000%          385       114,623,407          18.12     5.832        357         79.86         99.34       678     40.78
6.001% - 6.500%          515       141,798,914          22.41     6.320        357         79.94         99.40       669     41.99
6.501% - 7.000%          755       196,769,522          31.10     6.791        356         79.81         99.33       665     41.92
7.001% - 7.500%          340        77,659,688          12.27     7.276        356         79.97         99.54       660     41.79
7.501% - 8.000%          162        37,980,436           6.00     7.746        356         80.14         99.73       669     41.15
8.001% - 8.500%           46         9,717,358           1.54     8.222        356         79.41         99.37       652     40.00
8.501% - 9.000%           20         3,872,628           0.61     8.691        356         80.61         98.26       634     37.56
9.001% - 9.500%            1            71,712           0.01     9.250        357         85.00         95.00       524     12.54
9.501% - 10.000%           1            51,898           0.01     9.530        357         80.00         95.00       532     47.15
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,417       632,694,572         100.00     6.591        356         79.88         99.33       668     41.57

Non-Zero Minimum: 4.990%
Maximum: 9.530%
Non-Zero Weighted Average: 6.582%

10. Range of Maximum Mortgage Rates (%)


                                                % of Mortgage
Range                                           Loan Pool by     Weighted  Weighted
of                               Aggregate        Aggregate      Average    Average     Weighted      Weighted
Minimum            Number of   Cut-off Date     Cut-off Date      Gross    Remaining    Average       Average     Weighted  Weighted
Mortgage           Mortgage     Principal        Principal       Interest    Term       Combined    Original LTV  Average   Average
Rates (%)            Loans       Balance          Balance          Rate    (months)   Original LTV      w SS        FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
11.001% - 11.500%          3         613,121            0.10       4.990        356         80.00         97.91       701     49.11
11.501% - 12.000%         74      24,894,963            3.93       5.369        357         79.53         98.46       676     41.11
12.001% - 12.500%        280      84,985,375           13.43       5.791        357         79.84         99.18       676     40.62
12.501% - 13.000%        447     124,260,100           19.64       6.182        357         79.94         99.38       669     41.81
13.001% - 13.500%        654     171,721,967           27.14       6.638        357         79.91         99.45       665     42.09
13.501% - 14.000%        524     132,928,157           21.01       6.984        356         79.78         99.40       668     41.91
14.001% - 14.500%        200      44,140,168            6.98       7.478        356         80.08         99.69       662     41.64
14.501% - 15.000%        105      25,341,587            4.01       7.881        356         80.00         99.71       676     40.27
15.001% - 15.500%         30       6,173,887            0.98       8.464        356         79.69         99.14       646     37.52
15.501% - 16.000%          6         723,007            0.11       8.770        356         86.01         97.48       604     35.74
16.001% - 16.500%          1          51,898            0.01       9.530        357         80.00         95.00       532     47.15
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,417     632,694,572          100.00       6.591        356         79.88         99.33       668     41.57

Non-Zero Minimum: 11.490%
Maximum: 16.030%
Non-Zero Weighted Average: 13.267%

11. Initial Cap (%)


                                                % of Mortgage
                                                Loan Pool by     Weighted  Weighted
                                 Aggregate        Aggregate      Average    Average     Weighted      Weighted
                   Number of   Cut-off Date     Cut-off Date      Gross    Remaining    Average       Average     Weighted  Weighted
                   Mortgage     Principal        Principal       Interest    Term       Combined    Original LTV  Average   Average
Initial Cap (%)      Loans       Balance          Balance          Rate    (months)   Original LTV      w SS        FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans         93       16,860,342           2.66         6.868        353         79.60         98.11       653     40.61
1.00%                     8        1,534,713           0.24         6.795        357         80.00         99.16       678     37.36
1.50%                   866      231,957,557          36.66         6.633        356         79.94         99.67       677     41.71
3.00%                 1,424      375,664,522          59.38         6.556        357         79.84         99.17       663     41.58
3.50%                     1          124,304           0.02         7.270        357         80.00        100.00       634     42.43
5.00%                    22        5,208,138           0.82         6.202        357         80.00         99.58       679     40.06
6.50%                     3        1,344,997           0.21         6.713        357         80.00        100.00       651     39.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,417      632,694,572         100.00         6.591        356         79.88         99.33       668     41.57

Non-Zero Minimum: 1.000%
Maximum: 6.500%
Non-Zero Weighted Average: 2.455%

12. Periodic Cap (%)


                                                % of Mortgage
                                                Loan Pool by     Weighted  Weighted
                                 Aggregate        Aggregate      Average    Average     Weighted      Weighted
                   Number of   Cut-off Date     Cut-off Date      Gross    Remaining    Average       Average     Weighted  Weighted
Periodic           Mortgage     Principal        Principal       Interest    Term       Combined    Original LTV  Average   Average
Cap (%)              Loans       Balance          Balance          Rate    (months)   Original LTV      w SS        FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans          93     16,860,342             2.66       6.868        353         79.60         98.11       653     40.61
1.00%                  1,485    389,653,892            61.59       6.561        357         79.85         99.19       663     41.54
1.50%                    839    226,180,338            35.75       6.621        356         79.95         99.67       678     41.71
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,417    632,694,572           100.00       6.591        356         79.88         99.33       668     41.57

Non-Zero Minimum: 1.000%
Maximum: 1.500%
Non-Zero Weighted Average: 1.184%

13. Next Rate Adjustment Date


                                                % of Mortgage
                                                Loan Pool by     Weighted  Weighted
Next                             Aggregate        Aggregate      Average    Average     Weighted      Weighted
Rate               Number of   Cut-off Date     Cut-off Date      Gross    Remaining    Average       Average     Weighted  Weighted
Adjustment         Mortgage     Principal        Principal       Interest    Term       Combined    Original LTV  Average   Average
Date                 Loans       Balance          Balance          Rate    (months)   Original LTV      w SS        FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans         93      16,860,342            2.66        6.868        353         79.60         98.11       653     40.61
Apr-07                    1          70,774            0.01        6.875        353         80.00        100.00       590     48.00
May-07                   11       3,341,054            0.53        6.916        354         80.00        100.00       646     41.02
Jun-07                  122      32,099,418            5.07        6.830        355         80.09         99.85       668     42.19
Jul-07                  771     208,229,457           32.91        6.637        356         79.95         99.54       669     41.35
Aug-07                1,223     324,994,489           51.37        6.551        357         79.88         99.26       667     41.77
Sep-07                   10       1,927,562            0.30        6.664        358         80.00        100.00       643     44.45
May-08                    3         487,120            0.08        6.738        354         80.00        100.00       678     35.23
Jun-08                   16       4,249,356            0.67        6.322        355         80.00        100.00       681     38.68
Jul-08                   46      11,784,154            1.86        6.493        356         78.23         97.76       662     42.67
Aug-08                   75      16,491,825            2.61        6.421        357         79.82         99.35       678     41.16
Jul-10                   12       4,155,981            0.66        6.249        356         79.96         98.91       675     39.97
Aug-10                   34       8,003,041            1.26        6.110        357         80.00         99.04       687     39.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,417     632,694,572          100.00        6.591        356         79.88         99.33       668     41.57

Non-Zero Weighted Average: 2007-08-27

14. Geographical Distribution


                                                % of Mortgage
                                                Loan Pool by     Weighted  Weighted
                                 Aggregate        Aggregate      Average    Average     Weighted      Weighted
                   Number of   Cut-off Date     Cut-off Date      Gross    Remaining    Average       Average     Weighted  Weighted
Geographical       Mortgage     Principal        Principal       Interest    Term       Combined    Original LTV  Average   Average
Distribution         Loans       Balance          Balance          Rate    (months)   Original LTV      w SS        FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
California               958     334,326,216          52.84         6.460        356         79.86         99.31       673     41.84
Florida                  156      33,774,398           5.34         6.836        356         79.84         99.51       668     40.44
Virginia                 100      30,717,355           4.86         6.956        357         79.84         98.96       668     42.60
New York                  88      29,325,309           4.63         6.586        356         80.01         98.89       681     42.74
Washington               106      20,494,122           3.24         6.397        357         80.00         99.56       650     41.52
Maryland                  81      19,906,104           3.15         6.711        357         79.48         98.93       654     40.43
Nevada                    75      18,518,734           2.93         6.661        356         79.90         99.78       672     41.16
Illinois                  96      17,280,760           2.73         6.782        357         80.02         99.13       654     41.99
Texas                    130      16,033,379           2.53         6.944        357         80.04         99.53       642     38.19
Massachusetts             54      14,315,218           2.26         6.655        356         79.40         99.58       684     43.23
New Jersey                57      14,308,841           2.26         6.561        356         80.01         99.52       672     42.80
Other                    516      83,694,136          13.23         6.772        356         79.97         99.53       654     40.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,417     632,694,572         100.00         6.591        356         79.88         99.33       668     41.57

Number of States Represented: 50

15. Occupancy


                                                % of Mortgage
                                                Loan Pool by     Weighted  Weighted
                                 Aggregate        Aggregate      Average    Average     Weighted      Weighted
                   Number of   Cut-off Date     Cut-off Date      Gross    Remaining    Average       Average     Weighted  Weighted
                   Mortgage     Principal        Principal       Interest    Term       Combined    Original LTV  Average   Average
Occupancy            Loans       Balance          Balance          Rate    (months)   Original LTV      w SS        FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary               2,359     617,654,637           97.62        6.592        356         79.87         99.32       667     41.58
Second Home              56      14,786,454            2.34        6.563        356         80.15         99.79       713     41.31
Investment                2         253,481            0.04        6.387        357         80.00         94.46       710     32.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,417     632,694,572          100.00        6.591        356         79.88         99.33       668     41.57

16. Property Types


                                                % of Mortgage
                                                Loan Pool by     Weighted  Weighted
                                 Aggregate        Aggregate      Average    Average     Weighted      Weighted
                   Number of   Cut-off Date     Cut-off Date      Gross    Remaining    Average       Average     Weighted  Weighted
Property           Mortgage     Principal        Principal       Interest    Term       Combined    Original LTV  Average   Average
Types                Loans       Balance          Balance          Rate    (months)   Original LTV      w SS        FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family
  Residence            1,653    434,174,834           68.62        6.599        356         79.86         99.32       666     41.36
Planned Unit
  Development            384     98,326,335           15.54        6.645        357         79.98         99.43       664     41.48
Condo                    284     67,124,388           10.61        6.457        357         79.97         99.66       674     41.65
2-4 Family                96     33,069,014            5.23        6.592        357         79.61         98.55       693     44.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,417    632,694,572          100.00        6.591        356         79.88         99.33       668     41.57

17. Loan Purpose


                                                % of Mortgage
                                                Loan Pool by     Weighted  Weighted
                                 Aggregate        Aggregate      Average    Average     Weighted      Weighted
Number of          Number of   Cut-off Date     Cut-off Date      Gross    Remaining    Average       Average     Weighted  Weighted
Loan               Mortgage     Principal        Principal       Interest    Term       Combined    Original LTV  Average   Average
Purpose              Loans       Balance          Balance          Rate    (months)   Original LTV      w SS        FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase              1,959      517,326,521          81.77        6.605        356         80.00         99.57       672     41.57
Refinance -
  Cashout               350       89,792,305          14.19        6.550        356         79.36         98.11       649     41.74
Refinance -
  Rate Term             108       25,575,746           4.04        6.443        355         79.24         98.92       652     41.02
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,417      632,694,572         100.00        6.591        356         79.88         99.33       668     41.57

18. Documentation Level


                                                % of Mortgage
                                                Loan Pool by     Weighted  Weighted
                                  Aggregate       Aggregate      Average    Average     Weighted      Weighted
Number of            Number of  Cut-off Date    Cut-off Date      Gross    Remaining    Average       Average     Weighted  Weighted
Loan                 Mortgage    Principal       Principal       Interest    Term       Combined    Original LTV  Average   Average
Purpose                Loans      Balance         Balance          Rate    (months)   Original LTV      w SS        FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation        994     219,877,013          34.75        6.323        356         79.87         99.42       654     41.80
Stream Lined              748     208,708,191          32.99        6.835        357         79.90         99.54       672     41.95
Stated Documentation      458     138,619,586          21.91        6.849        356         79.89         98.91       688     42.03
Limited Documentation     181      53,314,158           8.43        6.096        357         79.81         99.27       661     37.92
Lite                       34      11,460,522           1.81        6.447        357         79.74         99.32       659     41.27
Full-Alternate              2         715,103           0.11        6.990        357         80.00        100.00       600     48.56
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,417     632,694,572         100.00        6.591        356         79.88         99.33       668     41.57

19. Original Prepayment Penalty Term (months)


                                                % of Mortgage
                                                Loan Pool by     Weighted  Weighted
Original                        Aggregate        Aggregate      Average    Average     Weighted      Weighted
Prepayment         Number of   Cut-off Date     Cut-off Date      Gross    Remaining    Average       Average     Weighted  Weighted
Penalty            Mortgage     Principal        Principal       Interest    Term       Combined    Original LTV  Average   Average
Term (months)        Loans       Balance          Balance          Rate    (months)   Original LTV      w SS        FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
 0                      628      164,507,467          26.00        6.847        356         79.85         99.37       672     41.15
12                       91       27,966,887           4.42        6.751        356         79.79         99.18       683     40.69
24                    1,540      407,622,433          64.43        6.477        356         79.92         99.37       666     41.82
36                      158       32,597,784           5.15        6.582        355         79.55         98.81       662     41.36
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,417      632,694,572         100.00        6.591        356         79.88         99.33       668     41.57

Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 24

20. Lien Position


                                               % of Mortgage    Weighted  Weighted
                                               Loan Pool by     Average    Average     Weighted      Weighted
               Number of      Aggregate          Aggregate       Gross    Remaining    Average       Average     Weighted  Weighted
Lien           Mortgage     Cut-off Date       Cut-off Date     Interest    Term       Combined    Original LTV  Average   Average
Position         Loans    Principal Balance  Principal Balance    Rate    (months)   Original LTV      w SS        FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien           2,417        632,694,572             100.00     6.591        356         79.88         99.33       668     41.57
------------------------------------------------------------------------------------------------------------------------------------
Total:             2,417        632,694,572             100.00     6.591        356         79.88         99.33       668     41.57

21. FICO Score


                                                % of Mortgage
                                                Loan Pool by     Weighted  Weighted
                                 Aggregate        Aggregate      Average    Average     Weighted      Weighted
                   Number of   Cut-off Date     Cut-off Date      Gross    Remaining    Average       Average     Weighted  Weighted
FICO               Mortgage     Principal        Principal       Interest    Term       Combined    Original LTV  Average   Average
Score                Loans       Balance          Balance          Rate    (months)   Original LTV      w SS        FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
481 - 500                1           75,770            0.01        7.450        356         80.00        100.00       500     30.16
521 - 540                2          123,610            0.02        9.368        357         82.90         95.00       527     27.07
541 - 560                3          687,623            0.11        7.599        357         78.09         91.85       552     34.20
561 - 580               22        3,957,537            0.63        6.826        357         82.17         97.22       574     42.46
581 - 600              160       29,736,989            4.70        6.748        357         79.86         99.69       591     42.74
601 - 620              308       70,384,870           11.12        6.748        357         79.75         99.04       610     41.58
621 - 640              338       81,095,633           12.82        6.686        357         79.62         98.98       631     42.08
641 - 660              449      116,065,023           18.34        6.600        356         79.85         99.37       651     41.67
661 - 680              367      103,253,504           16.32        6.537        356         79.96         99.37       670     40.97
681 - 700              254       71,589,735           11.32        6.480        357         80.01         99.16       689     41.32
701 - 720              215       66,540,347           10.52        6.537        356         79.94         99.69       711     41.54
721 - 740              127       38,935,342            6.15        6.474        356         79.77         99.65       730     40.93
741 - 760              101       30,009,703            4.74        6.518        357         79.96         99.66       750     42.35
761 - 780               43       12,383,249            1.96        6.574        356         79.97         99.80       769     41.87
781 - 800               24        7,431,792            1.17        6.296        357         80.22         99.99       790     41.81
801 >=                   3          423,844            0.07        5.784        357         80.00        100.00       814     27.92
------------------------------------------------------------------------------------------------------------------------------------
Total:               2,417      632,694,572          100.00        6.591        356         79.88         99.33       668     41.57

Minimum: 500
Maximum: 822
Weighted Average: 668